UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Canna-Global Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41102	86-3692449
(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

(Address of principal executive offices, including zip Code)

310-496-5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share and one redeemable warrant of one share of Common Stock	CNGLU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CNGL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	CNGLW	The Nasdaq Stock Market LLC
Representative’s shares of Class A common stock	CNGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on December 7, 2023 (the “Original Form 8-K”) by Canna Global Acquisition Corp (“Canna-Global”), Canna-Global held a special meeting in lieu of its 2023 annual meeting on December 1, 2023 at which time Canna-Global’s stockholders approved the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO that closed on December 2, 2021 from December 2, 2023 by up to twelve (12) one-month extensions to December 2, 2024.

This Amendment No. 1 to the Current Report on Form 8-K amends Item 5.07 of the Current Report on Form 8-K filed on December 7, 2023 (the “Original Form 8-K”) solely to correct an error in Item 5.07 regarding the amount to be deposited in the trust account to exercise each of the one month extensions.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Deposit of Extension Funds

In connection with its extension payments to extend the Termination Date, Canna-Global is required to deposit the greater of $40,000 per month or $0.040 per share per month totaling. A deposit of $0.40 per share totals $44,506.28 per month for the 1,112,657 public shares of Canna’s Class A Common Stock outstanding. Following the special meeting on December 1, 2023, Canna-Global deposited $0.040 per outstanding share of Canna-Global’s Class A common stock to the Trust Account to extend the Termination Date from December 2, 2023 to January 2, 2024. In addition, following the payment of $13,742,981.30 to redeeming Canna-Global stockholders, Canna-Global’s net trust balance totals $12,167,634.40.

SIGNATURES

Pursuant to the requirements of the Exchange Act, Canna-Global has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNA-GLOBAL ACQUISITION CORP

Date: December 11, 2023	By:	/s/ J. Gerald Combs
J. Gerald Combs
Chief Executive Officer